June 22, 2016

DREYFUS AND BNY MELLON MONEY MARKET FUNDS

Supplement to Current Statutory Prospectuses

Notwithstanding anything in this prospectus, the funds are limited to investing in high quality securities that Dreyfus has determined present minimal credit risks.

MFT-DRYMMFSTK-S0616